Exhibit 99.1 June 2, 2025 KT-621 / STAT6 Degrader Phase 1 Healthy Volunteer Results Revolutionizing Immunology with Oral Small Molecule Degrader Medicines

Agenda Introduction Justine Koenigsberg Vice President, Investor Relations Revolutionizing Immunology with Oral Medicines Nello Mainolfi, PhD Founder, President and Chief Executive Officer KT-621 Phase 1 Healthy Volunteer Data Jared Gollob, MD Chief Medical Officer Question and Answer Session 2

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements include, but are not limited to, implied and express statements about our strategy, business plans and objectives for our programs; plans and timelines for the preclinical and clinical development of our product candidates, including the therapeutic potential, clinical benefits and safety profiles of such product candidates; expectations regarding timing, success and data announcements of ongoing preclinical studies and clinical trials; the preliminary cross-study assessments comparing non-head-to-head clinical data of KT-621 to published data for dupilumab; our ability to initiate new clinical programs, including plans to submit investigational new drug (IND) applications; our ability to deliver additional investigational drugs into the clinic by 2026; the initiation, timing, progress and results of our current and future preclinical studies and clinical trials of our current and prospective product candidates; our plans to develop and commercialize our current and any future product candidates and the implementation of our business model and strategic plans for our business, current; any future product candidates; and our financial condition and expected cash runway into the first half of 2028. All statements other than statements of historical facts contained in this presentation, including express or implied statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘anticipate,’’ “upcoming,” ‘‘assume,’’ ‘‘believe,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ “milestones,” ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events and actual results or events could differ materially from the plans, intentions and expectations disclosed herein. Any forward-looking statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements including, without limitation, risks associated with: the timing and anticipated results of our current and future preclinical studies and clinical trials, supply chain, strategy and future operations; the delay of any current and future preclinical studies or clinical trials or the development of our drug candidates; the risk that the results of prior preclinical studies and clinical trials may not be predictive of future results in connection with current or future preclinical studies and clinical trials, including those for KT-474/SAR-444656, KT-621 and KT-579; the risk that cross-trial comparisons may not be reliable as no head-to- head trials have been conducted comparing KT-621 to dupilumab, and Phase 1 clinical data for KT-621 may not be directly comparable to dupilumab’s clinical data due to differences in molecule composition, trial protocols, dosing regimens, and patient populations and characteristics; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of any interactions with regulatory authorities; obtaining, maintaining and protecting our intellectual property; our relationships with existing and future collaboration partners; the impacts of current macroeconomic and geopolitical events. In addition, any forward-looking statements represent Kymera’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Kymera explicitly disclaims any obligation to update any forward-looking statements, except as required by law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. As a result of these risks and others, including those set forth in our filings with the SEC, actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. No head-to-head trials have been conducted comparing KT-621 to dupilumab. Phase 1 clinical data for KT- 621 may not be directly comparable to dupilumab’s clinical data due to differences in molecule composition, trial protocols, dosing regimens, and patient populations and characteristics. Accordingly, cross-trial comparisons may not be reliable. While the Company believes these third-party studies, publications, surveys and other data to be reliable as of the date of the presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources have evaluated the reasonableness or accuracy of the Company’s internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. 3

Revolutionizing Immunology with Oral Medicines Nello Mainolfi, PhD, Founder, President and CEO 4

Kymera: Revolutionizing Immunology with Oral Medicines • Targeted Protein Degradation (TPD) leader • Best-in-industry capabilities in hit finding and optimization of oral degraders • Unique target selection strategy pursuing traditionally undrugged targets in highly validated pathways • Portfolio poised to disrupt conventional treatment paradigms By combining the “right target” with the disruptive potential of TPD, Kymera is delivering oral therapies with biologics-like profiles for the first time in industry with the potential to expand access to millions of patients around the world 5

A Proven Track Record of Reproducible Innovation Productive, Reproducible and Scalable Innovation Engine for High Value Immunology Targets Technology Leader High Productivity Capabilities and know-how to 9 development candidates develop highly potent/specific oral 5 INDs degraders for undrugged proteins Dosed >400 individuals across pipeline Leading I&I Innovation Exceptional Translation First-in-class programs addressing >90% target degradation with historically undrugged and desired tolerability and strong clinical inadequately drugged targets activity across all clinical programs Committed to building a fully-integrated, global, commercial biotech company, 1 capitalized to execute with $775M in cash and runway to the first half of 2028 6

Unique Target Selection Strategy Drives Best-In-Class Pipeline


Strong genetic/clinical validation
Undrugged or inadequately drugged targets
STAT6
IRF5
IRAK4
Large clinical/ commercial opportunities
Clear path to early clinical differentiation

FOCUS ON FIRST- AND
BEST-IN-CLASS OPPORTUNITIES

©2025 Kymera Therapeutics KYMERA 7

Building a Best-In-Industry Oral Immunology Pipeline

	Potential Indications	2025	1H 2026	Upcoming Milestones
Immunology – Oral Small Molecule Degraders				
STAT6 **KT-621**	AD, Asthma, COPD, PN, CRSwNP, EoE, BP, CSU, others	Ph1 HV; Ph1b AD Phase 1 Healthy Volunteer Results Biomarkers in blood & skin lesions, 28-day efficacy	Ph2b AD; Ph2b Asthma	Ph1b AD Data: 4Q25 Ph2b AD Start: 4Q25 Ph2b Asthma Start: 1Q26
IRF5 **KT-579**	Lupus, Sjögren's, RA, IBD, SSc, DM, others	IND Enabling Program & data disclosure IND	Ph1 Safety, degradation	Ph1 Start: Early 2026
Partnered with Sanofi/Kymera Opt-In Potential				
IRAK4 **KT-474**[1]	HS, AD, RA, Asthma, IBD, others[2]	Ph2b HS; Ph2b AD	Ph2b HS; Ph2b AD	Ph2b Completion: HS: 1H26 AD: Mid-2026

[1]KT-474 (SAR444656) partnered with Sanofi, with Kymera option to participate in the development and commercialization, and 50/50 profit split, in the United States. Double digit tiered royalties in ROW; [2]Current indications: HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities.

©2025 Kymera Therapeutics
KYMERA 8

Immunology: A Large, Underserved Market

~160M Total Patients Across Key Immunologic Diseases[1]



Advanced Therapies: ~5M (3%)
Non-Advanced Therapies: ~90M (58%)
Untreated ~62M (39%)

>$100B

- **~5M patients (3% of total diagnosed)** are on systemic advanced therapies with **>$100B** in annual sales for key I/I indications[2]
- **2/3 of those therapies are injectable biologics**

>$500B?

- ~ **97%** of the diseased population does not have access to advanced therapies
- Enormous untapped market potential

Oral Degraders with Biologics-Like Profiles Can Disrupt the Immunology Market



- **Displace injectable biologics**
- **Offer a convenient highly effective advanced therapy** to the 97% unserved and underserved patients

[1]Diagnosed prevalent patient population for US/EU5/JP (GlobalData; 2023); key immunologic diseases includes AD, Asthma, COPD, HS, MS, PsO, PsA, RA, SLI, UC, CD;
[2]Market Forecasts for US/EU5/JP (GlobalData; 2023).

©2025 Kymera Therapeutics
KYMERA 9

Small Molecule Oral Degraders Can Transform Immunology Potentially Superior Profile to Injectable Biologics and Traditional Small Molecule Inhibitors (SMIs) Biologics can have several limitations, making orals preferred by most patients • Expensive, challenging to prescribe/reimburse 75% • Immunogenicity • Cold storage 1 • Inconvenient and/or painful route In industry surveys , 75% of patients would switch from of administration for patients injectable biologics to oral with similar profile Traditional SMIs insufficiently block pathways, which can limit efficacy 100 SMI 80 70 60 Traditional small molecule Anti IL-23 biologic significantly 50 inhibitors do not allow more effective than TYK2 SMI 40 75% 2 continuous and complete in PsO 30 pathway blockade like degraders 20 32% 10 0 Oral 0 Risankizumab Deucravacitinib Degrader Day 1 Day 2 Day 3 (IL-23 mAb) (TYK2 SMI) 10 Pathway Signaling PASI 90 (%)* Wk 16

STAT6: An Ideal Immunology Target S T A T 6 T R ANS C R I P T I O N F AC T O R Strong genetic/clinical validation Undrugged or inadequately drugged targets Large clinical/commercial opportunities Clear path to early clinical differentiation 11

STAT6: Highly Validated Genetically and Clinically

STRONG GENETIC/ CLINICAL VALIDATION

STAT6 is the Key Signaling Node for IL-4 and IL-13

- STAT6 is the obligate and specific transcription factor for IL-4/IL-13, which only signal through STAT6
- STAT6 targeting should phenocopy IL-4/IL-13 targeting

IL-4/IL-13 Pathway Highly Validated by Dupilumab

- Dupilumab is approved in 7 indications
  - AD, Asthma, COPD, PN, CRSwNP, EoE, CSU
- Dupilumab generates >$14B of yearly sales, and is expected to reach $25B by 2030[1]

Strong Genetics Support[2]

- Human Gain of Function of STAT6 causes severe allergic disease
- Humans with heterozygous Loss of Function are healthy and protected against Th2 inflammation
- STAT6 knock-out mouse is viable, fertile and healthy

STAT6 degradation should lead to Dupilumab-like efficacy in Th2 diseases with a favorable safety/tolerability profile

STAT6 TRANSCRIPTION FACTOR


IL-4/IL-13 Pathway
Type I IL-4 Receptor
Type II IL-4 Receptor
IL-4
IL-4
IL-13
IL-4Rα
γc
IL-4Rα
IL-13Rα1
Cytoplasm
STAT6
STAT6
KT-621
Allergic Th2 Inflammation

STAT6 is the only specific transcription factor responsible for IL-4/13 signaling

[1]GlobalData Consensus Global Sales Forecast;
[2]Front Immunol. 2018; Sharma et al. J Exp Med. 2023; Suratannon et al. J Allergy Clin. Immunol. 2022; Takeuchi et al. J Allergy Clin Immunol. 2022; Kristjansdottir et al. Journal of Allergy and Clinical Immunology. 2024.

©2025 Kymera Therapeutics

KYMERA 12

Only STAT6 Degradation Has the Potential to Lead to Dupilumab-Like Pathway Inhibition

UNDRUGGED OR INADEQUATELY DRUGGED

- **STAT6,** long pursued immunology "holy-grail" target, **has remained undrugged before KT-621**
- Most oral approaches centered around small molecule inhibitors (SMIs), which have significant limitations
- SMIs do not allow continuous and complete pathway blockade because of the direct PK-PD relationship
- Only degradation is expected to match dupilumab's pathway blockade with once-a-day oral delivery



SMI
100
0
Pathway Signaling
Day 1
Day 2
Day 3
Oral Degrader

©2025 Kymera Therapeutics
KYMERA 13

Building a STAT6 Franchise That Will Serve All Patients with Th2 Inflammation

LARGE CLINICAL & COMMERCIAL OPPORTUNITIES

	Patient Numbers[1]
DERMATOLOGY	
AD	42M
CSU	4.5M
PN	305K
BP	166K
GASTROENTEROLOGY	
EoE	1.6M
RESPIRATORY	
Asthma	55M
COPD	34M
CRSwNP	2.8M

Total Potential Patient Impact:

>130M patients[1]

Numerous indications/ therapeutic areas that are de-risked by dupilumab


Mild
46.5%
Moderate/Severe
52.5%

Only 1% Treated with Systemic Advanced Therapies

>$14B market[1]

An oral STAT6 degrader has the potential of transforming the treatment paradigm for Th2 diseases

[1]GlobalData (2023 diagnosed prevalent patient population and forecasted sales for approved systemic advanced therapies for AD, Asthma, and COPD only in US/EU5/JP).
©2025 Kymera Therapeutics
KYMERA 14

KT-621 Development Plan Enables Efficient Path to Registration Across All Th2 Diseases

CLEAR PATH TO EARLY CLINICAL DIFFERENTIATION

Initial Parallel Phase 2b Trials in Moderate/Severe Atopic Dermatitis (AD) and Asthma are Expected to Support Subsequent Phase 3 Trials Across Multiple Dermatology, GI and Respiratory Indications

Ph1 HV
SAD-MAD

✓June 2, 2025 Data Release

- Safety and tolerability
- STAT6 degradation
- Th2 biomarkers

Ph1b AD
Single Arm, Open Label

Ongoing

- Dosing for 28 days
- Biomarkers in blood and skin lesions
- Clinical activity

Ph2b AD
Dose Ranging

Start in Q4 2025

Ph3 dose

Ph3 AD, PN, EoE, BP, CSU

Ph2b Asthma
Dose Ranging

Start in Q1 2026

Ph3 dose

Ph3 Asthma, COPD, CSRwNP

- Efficacy and safety in two initial Th2 diseases
- Ph3 dose selection for franchise

- Ph3 dose selected for AD has potential to be used for other derm/GI indications, such as PN, EOE, BP, and CSU
- Ph3 dose selected for asthma has potential to be used for other respiratory indications, such as COPD and CRSwNP

©2025 Kymera Therapeutics
KYMERA 15

KT-621: Compelling Preclinical Package

Exquisite Selectivity

Complete STAT6 degradation selectivity in human PBMC at 100xDC_{90}


STAT6
Other STATs
STAT6
STAT4
STAT2
STAT1
STAT5B
STAT5A
STAT3
-Log10(p-Value)
Log2(Fold-Change)

Highly Potent

Full inhibition of IL-4/IL-13 pathways more potent than dupilumab

IL-4 Induced TARC Release in Human PBMC


IC50
KT-621 62 pM
Dupilumab 194 pM
Percentage to DMSO
Concentration (pM)

IL-13 Induced Periostin Release in Human Bronchial Smooth Muscle Cell


IC50
KT-621 24 pM
Dupilumab 637 pM
Percentage to DMSO
Concentration (pM)

Robust Degradation

KT-621 can degrade STAT6 in all relevant tissues in non-human primates (NHP)

STAT6 Degradation in NHP Tissues Post 14 Days of KT-621 10 mpk QD Oral Dosing


STAT6% Degradation vs Pre Dose
-96
-96
-96
-91
Vehicle
Blood
Spleen
Skin
Lung

Excellent Preclinical Efficacy

90% STAT6 degradation leads to comparable or superior *in vivo* efficacy to dupilumab in asthma models

TARC (CCL17) Reduction in Lungs


TARC (pg/ml)

Reduction in Lung Goblet Cell Metaplasia


Goblet Cell Score
PO Vehicle (no HDM)
PO Vehicle (HDM)
PO KT-621 2 mpk
PO KT-621 8 mpk
PO KT-621 32 mpk
SC Dupilumab 25 mpk
SC IgG4 Ctrl 25 mpk

Safety: Well tolerated in multiple preclinical species and safety studies at concentrations 40-fold above efficacious dose

*Significance to PO vehicle (HDM); # Significance to SC IgG4 Ctrl 25 mpk.

©2025 Kymera Therapeutics

KYMERA 16

Phase 1 Healthy Volunteer Exceeded Study Objectives Clinical Data Continues to Support a Dupilumab-like Profile KT-621 Healthy Volunteer KT-621 Healthy Volunteer Endpoint Objectives Data STAT6 Degradation in Blood 90%+ Complete STAT6 Degradation in Skin 90%+ Complete Well tolerated 16-fold above the Well tolerated Safety dose with >90% degradation; at 90%+ degradation No SAEs; No TRAEs >1 subject Robust inhibition of several Dupi-like profile Th2 Biomarkers biomarkers, comparable/superior (non dose-dependent TARC reduction) to published dupilumab data 17

Phase 1 Healthy Volunteer Data Surpass Target Product Profile (TPP) and Underscore Significant Potential of KT-621

Phase 1 HV Goals Exceeded

✓ **Potent Degradation**

- >90% STAT6 degradation in blood in all doses above 1.5 mg
- Complete STAT6 degradation achieved in both blood and skin in all doses ≥50 mg

✓ **Encouraging Th2 Biomarker Impact**

- Results in line or superior to published data for dupilumab, with strong TARC and Eotaxin-3 reductions

✓ **Excellent Tolerability**

- KT-621 was well-tolerated with a safety profile undifferentiated from placebo

Conclusions / Next Steps

- KT-621 profile surpasses Kymera's TPP with compelling preclinical profile human translation above expectations
- We believe the results derisk program and continue to validate KT-621's oral, biologics-like profile
- Proven biology of IL-4/IL-13 pathway, and clearly defined market development path, create a unique and compelling opportunity
- Study informs continued development, including ongoing Phase 1b in AD and upcoming Phase 2b studies in AD and Asthma



©2025 Kymera Therapeutics
KYMERA 18

KT-621/STAT6 Degrader: Dupilumab-like Activity in a Pill Phase 1 Healthy Volunteer Data Jared Gollob, MD, Chief Medical Officer 19

Agenda • Trial Description • Demographics • Pharmacokinetics (PK) • SAD Degradation • MAD Degradation • Th2 Biomarkers • Safety 20

KT-621: Phase 1a SAD and MAD Healthy Volunteer Trial Randomized, Double-blind, Placebo-controlled SAD and MAD in 118 Healthy Volunteers Part B Part A Primary Multiple Ascending Dose Single Ascending Dose (MAD) (SAD) • Safety & tolerability of 14x daily doses escalating single and multiple doses of KT-621 800 mg 200 mg 400 mg 100 mg Secondary 200 mg 50 mg • Pharmacokinetic measures 75 mg 25 mg 25 mg 12.5 mg 6.25 mg 1.5 mg Exploratory Total 48 Total 70 • STAT6 protein levels in blood Healthy Volunteers Healthy Volunteers* (SAD/MAD) and skin (MAD) 8 per cohort 12 per cohort • Th2 biomarkers (MAD) (6:2 KT-621:Placebo) (9:3 KT-621:Placebo) 21

SAD/MAD Demographics Generally Well-Balanced Across Placebo and Treatment Arms SAD 1-6: SAD 1-6: MAD 1-6: MAD 1-6: PBO KT-621 PBO KT-621 (n=12) (n=36) (n=18) (n=52) Gender, n (%) Female 7 (58.3) 11 (30.6) 0 5 (9.6) Male 5 (41.7) 25 (69.4) 18 (100) 47 (90.4) Age, years, median (range) 34.5 (20, 50) 32.0 (21, 43) 34.0 (23, 53) 32.5 (19, 52) Ethnicity, n (%) Hispanic or Latino 1 (8.3) 9 (25.0) 4 (22.2) 14 (26.9) Non-Hispanic or Latino 11 (91.7) 27 (75.0) 14 (77.8) 38 (73.1) Race, n (%) White 9 (75.0) 18 (50.0) 10 (55.6) 29 (55.8) Black or African American 2 (16.7) 12 (33.3) 6 (33.3) 17 (32.7) Asian 0 0 2 (11.1) 3 (5.8) 0 1 (2.8) 0 0 Native Hawaiian or Pacific Islander 0 0 0 1 (1.9) American Indian or Alaska Native Mixed/Other 1 (8.3) 5 (13.9) 0 2 (3.8) 22

SAD & MAD

KT-621: Favorable PK Profile After Single and Multiple Dosing


Single Dose PK Profiles
6.25 mg SD n=6
25 mg SD n=6
75 mg SD n=6
200 mg SD n=6
400 mg SD n=6
800 mg SD n=6
KT-621 Plasma Concentration (ng/mL)
Mean (±SD)
1000
100
10
1
0.1
LLOQ*
0
4
8
12
24
48
72
96
Time (Hours)


Steady-State (Day 14)
Multi-Dose PK Profiles
1.5 mg QD n=9
12.5 mg QD n=7
25 mg QD n=9
50 mg QD n=9
100 mg QD n=9
200 mg QD n=9
KT-621 Plasma Concentration (ng/mL)
Mean (±SD)
1000
100
10
1
0.1
LLOQ*
0
2
4
6
8
12
24
Time (Hours)

- Rapid absorption with median t_{max} of 2-4 hours and mean half-life of 9-36 hours
- Generally dose-proportional increase in exposure after single and multiple doses with low-moderate variability
- Steady-state achieved by Day 4 of once daily dosing

*Lower Limit of Quantification (LLOQ): Below this level, value is assumed to be zero for calculation of summary statistics.

©2025 Kymera Therapeutics
KYMERA 23

SAD Single Doses of KT-621 Achieved Rapid, Deep and Prolonged STAT6 Degradation in Blood 1 Absolute STAT6 Levels Mean Percent Change from Baseline in STAT6 Placebo n=12 Placebo n=12 1.5 100 6.25 mg SD n=6 6.25 mg SD n=6 25 mg SD n=6 25 mg SD n=6 75 mg SD n=6 75 mg SD n=6 50 200 mg SD n=6 200 mg SD n=6 1.0 400 mg SD n=6 400 mg SD n=6 800 mg SD n=6 800 mg SD n=6 0 0.5 -50 LLOQ* 0.0 -100 0hr 4hr 8hr 24hr 48hr D4 D5 D10 D14 0hr 4hr 8hr 24hr 48hr D4 D5 D10 D14 Time/Day** Time/Day** • Maximal degradation seen as quickly as 4 hours after single dose • Robust degradation maintained as long as 4 days after single dose with recovery by Day 14 • Multiple subjects with STAT6 levels below LLOQ at doses of 75 mg or greater 24 Mean (±SE) Abs STAT6 (fmol/µg pep) Mean (±SE) Percent Change from Baseline in STAT6

SAD Single Dose Administration of KT-621 Achieved >90% STAT6 Degradation in Blood Across All Dose Levels >95% Mean STAT6 Degradation Achieved at Doses of 75 mg or Greater Placebo 20 6.25 mg SD 0 25 mg SD -20 75 mg SD 200 mg SD -40 400 mg SD -60 800 mg SD -80 -100 4 8 24 4 8 24 4 8 24 4 8 24 4 8 24 4 8 24 4 8 24 Hours Post Dose Mean % STAT6 Change N 4hr 8hr 24hr Placebo 12 21% 17% -10% 6.25 mg 6 -80% -93% -87% 25 mg 6 -82% -94% -94% 75 mg 6 -96% -97% -96% 200 mg 6 -97% -98% -97% 400 mg 6 -96% -97% -96% 800 mg 6 -97% -98% -98% • At doses ≥75 mg, >95% mean STAT6 degradation was achieved with STAT6 levels below LLOQ in multiple subjects • p < 0.0001 for all comparisons (KT-621 vs. Placebo) 25 Mean (±SE) Percent Change from Baseline in STAT6

MAD Multiple Daily Doses of KT-621 Rapidly (8hr) Achieved Complete STAT6 Degradation in Blood 1 Mean Absolute STAT6 Levels Mean Percent Change from Baseline in STAT6 200 Placebo n=18 Placebo n=18 150 1.5 mg QD n=9 1.5 mg QD n=9 100 12.5 mg QD n=7 12.5 mg QD n=7 1.0 50 25 mg QD n=9 25 mg QD n=9 0 50 mg QD n=9 0 50 mg QD n=9 100 mg QD n=9 100 mg QD n=9 200 mg QD n=9 200 mg QD n=9 0.5 -100 LLOQ* 0.0 0 hr 8hr 24hr D4 D7 D14 D18 D28 D38 0 hr 8hr 24hr D4 D7 D14 D18 D28 D38 ON TREATMENT ON TREATMENT Time/Day** Time/Day** • Robust STAT6 degradation observed at first time point measured (8hr) for all doses above 1.5 mg • Steady-state maximum degradation achieved as early as 8hr post-first dose with recovery starting at 4 days post-last dose • Most subjects with STAT6 levels below LLOQ at doses of ≥50 mg 26 Mean (±SE) STAT6 (fmol/µg pep) Mean (±SE) Percent Change from Baseline in STAT6

MAD Multiple Daily Doses of KT-621 Achieved >90% STAT6 Degradation in Blood at All Dose Levels Above 1.5 mg Complete Degradation Achieved at Doses of 50 mg or Greater 100 Placebo n=18 1.5 mg QD n=9 12.5 mg QD n=7 25 mg QD n=9 0 50 mg QD n=9 100 mg QD n=9 200 mg QD n=9 -100 D1, 8hrD7 D14 D1, 8hrD7 D14 D1, 8hrD7 D14 D1, 8hrD7 D14 D1, 8hrD7 D14 D1, 8hrD7 D14 D1, 8hrD7 D14 Time Post First Dose Mean % STAT6 Change Day 1, 8hr Mean % STAT6 Change Day 7 Mean % STAT6 Change Day 14 Placebo 43% 44% 56% 1.5 mg -34% -67% -68% 12.5 mg -84% -90% -92% 25 mg -94% -95% -94% 50 mg -94% -94% -92% 100 mg -98% -97% -98% 200 mg -97% -97% -94% • At doses ≥50 mg STAT6 Levels are below LLOQ for the majority subjects at day 14 • p < 0.0001 for all comparisons (KT-621 vs. Placebo) 27 Mean (±SE) Percent Change from Baseline in STAT6

MAD Multiple Daily Doses of KT-621 Achieved Complete STAT6 Degradation in Skin 1 Mean Absolute STAT6 Levels Mean Percent Change from Baseline in STAT6 100 0.3 Placebo n=17 Placebo n=17 1.5 mg QD n=7 1.5 mg QD n=7 12.5 mg QD n=7 12.5 mg QD n=7 25 mg QD n=8 25 mg QD n=8 0.2 50 mg QD n=9 50 mg QD n=9 100 mg QD n=9 100 mg QD n=9 0 200 mg QD n=9 200 mg QD n=9 0.1 -100 LLOQ* 0.0 1 7 14 28 1 7 14 28 ON TREATMENT ON TREATMENT Day** Day** • Baseline skin STAT6 levels 5-fold lower than peripheral blood mononuclear cells (PBMC) • Steady-state maximum STAT6 degradation achieved by Day 7 at doses >1.5 mg with recovery observed 14 days post-last dose 28 Mean (±SE) STAT6 (fmol/µg pep) Mean (SE±) Percent Change from Baseline in STAT6

MAD Multiple Daily Doses of KT-621 Achieved Complete STAT6 Degradation in Skin at All Doses ≥50 mg Placebo n=17 0 1.5 mg QD n=7 12.5 mg QD n=7 25 mg QD n=8 -50 50 mg QD n=9 100 mg QD n=9 200 mg QD n=9 -100 7 14 7 14 7 14 7 14 7 14 7 14 7 14 Day Mean% Change in STAT6 Mean % Change in STAT6 Day 7 Day 14 Placebo -11% -8% 1.5 mg -24% -48% 12.5 mg -93% -92% 25 mg -89% -88% 50 mg -96% -96% 100 mg -93% -95% 200 mg -97% -97% • At doses ≥50 mg, ≥95% mean STAT6 degradation was achieved with STAT6 levels below LLOQ in multiple subjects • p < 0.0001 for all comparisons (KT-621 vs. Placebo) 29 Mean (±SE) Percent Change from Baseline in STAT6

Th2 Biomarkers 30

TARC, IgE, and Eotaxin-3: Validated Biomarkers of Th2 Biology

Not Typically Elevated in HV Subjects Without Th2-Driven Disease[1]

TARC (CCL17)



- TARC is the chemokine responsible for chemotaxis of CCR4-expressing T cells (e.g., Th2) to sites of inflammation
- **TARC is a validated biomarker in patients** for suppression of Th2 driven inflammatory responses
- Constitutive **normal levels of TARC** might be partially dependent on IL-4Rα
- Assessed in dupilumab healthy volunteer studies

Immunoglobulin E (IgE)



- IgE activates mast and basophil cells to produce allergic inflammatory mediators (e.g., IL-4 and IL-13)
- **IL-4 promotes B cell class switching which produces more IgE**
- IgE half-life is estimated to be 3 days; **however, turnover of IgE producing B cells and long-lived plasma cells is longer**
- Assessed in dupilumab healthy volunteer studies

Eotaxin-3 (CCL26)



- The chemokine responsible for chemotaxis of CCR3-expressing inflammatory cells (e.g., eosinophils) to sites of inflammation
- **Eotaxin-3 is a highly specific downstream cytokine of IL-4/IL-13 pathway**
- Only assessed in dupilumab patient studies

[1]Hamilton et al. Clinical & Experimental Allergy. 2021.

©2025 Kymera Therapeutics

KYMERA 31

TARC and IgE Assessment in Dupilumab Healthy Volunteer Study Dupilumab Decreased TARC up to 35% in a High Variability and Minimal Changes Non-Dose Dependent Manner in Healthy in IgE after 1-4 Week Volunteers Days Days Li et al. Clinical Pharmacology Drug Development (2020) • No meaningful changes of IgE in HV within first week with • Non-dose dependent TARC reduction was observed in modest maximal effect of ∼15% after 1 month the study in some but not all doses • In patients where baseline levels of IgE are higher, IgE • 300 mg SC dose gave max median reduction of ∼35% reduction is minimal within first 2-4 weeks; months are • Assay window likely very small given that baseline is often required to see robust reduction of IgE in patients within normal range with Th2 diseases 32 Median % Change from Baseline in TARC Median % Change from Baseline in IgE

MAD Multiple Daily Doses of KT-621 Achieved Up to 37% Median TARC Reduction Median Percent Change from Mean Percent Change from 1 1 Baseline in Serum TARC Baseline in Serum TARC Median % Mean % Placebo n=18 Day 14 Change Change in TARC in TARC 1.5 mg QD n=9 20 20 12.5 mg QD n=7 Placebo -13% 1% 25 mg QD n=8 50 mg QD n=8 1.5 mg -15% -15% 100 mg QD n=9 0 0 200 mg QD n=9 12.5 mg -36% -34% 25 mg -21% -2% -20 -20 50 mg -37% -39% 100 mg -11% -12% -40 -40 200 mg -31% -23% 1 4 7 14 28 1 4 7 14 28 ON TREATMENT ON TREATMENT Day* Day* • TARC reduction achieved in all KT-621 doses within the first 14 days 2 • Baseline TARC levels in line with dupilumab HV study 33 Percent Change from Baseline in TARC

MAD High Variability and Minimal Changes in IgE with Multiple Daily Oral Doses of KT-621 Median % Change from Mean % Change from 1 1 Baseline in IgE Median% Mean % Baseline in IgE Day 14 Change Change Placebo n=18 10 10 In IgE In IgE 1.5 mg QD n=9 12.5 mg QD n=7 Placebo -13% -8% 25 mg QD n=8 50 mg QD n=8 1.5 mg -12% -13% 0 0 100 mg QD n=8 200 mg QD n=9 12.5 mg -7% -10% 25 mg -8% -7% -10 -10 50 mg -5% -5% 100 mg -11% -11% 200 mg -2% -1% -20 -20 1 4 7 14 28 1 4 7 14 28 ON TREATMENT ON TREATMENT Day* Day* • Results consistent with dupilumab effect on IgE in healthy volunteers 2 • Baseline IgE levels in line with dupilumab HV study 34 Percent Change from Baseline in IgE

MAD Multiple Daily Doses of KT-621 Achieved Up to 63% Median Eotaxin-3 Reduction Median Percent Change from Mean Percent Change from 1 1 Baseline in Serum Eotaxin-3 Baseline in Serum Eotaxin-3 Median % Mean % Day 14 Change Change Placebo n=18 in Eotaxin-3 in Eotaxin-3 20 20 1.5 mg QD n=9 12.5 mg QD n=7 Placebo -4% -7% 25 mg QD n=8 0 0 50 mg QD n=8 1.5 mg -28% -26% 100 mg QD n=8 200 mg QD n=9 -20 -20 12.5 mg -58% -55% 25 mg -62% -57% -40 -40 50 mg -55% -57% -60 -60 100 mg -63% -50% 200 mg -42% -41% -80 -80 1 4 7 14 28 1 4 7 14 28 ON TREATMENT ON TREATMENT Day* Day* • Dupilumab reduced serum Eotaxin-3 by 38% in asthma and 51% in CRSwNP patients 2, 3 at 52 weeks of treatment in Phase 3 studies (no data in healthy volunteers) 35 Percent Change from Baseline in Eotaxin-3

SAD & MAD

Healthy Volunteer SAD/MAD Safety Summary

KT-621 Well Tolerated Across All Doses Evaluated Undifferentiated from Placebo

- No SAEs
- No Severe AEs
- No dose dependent pattern in the TEAEs
- No treatment related AE reported in >1 participant
- No related TEAEs leading to discontinuation
- No clinically relevant changes in vital signs, laboratory tests, and ECGs

TRAEs by Preferred Term: SAD Cohort

AE Term (severity)	SAD 1-6: PBO (n=12)	SAD 1-6: KT-621 (n=36)
Headache (mild)	1 (8.3%)	0

TRAEs by Preferred Term: MAD Cohort

AE Term (severity)	MAD 1-6: PBO (n=18)	MAD 1-6: KT-621 (n=52)
Nausea (mild)	1 (5.6%)	0
Asthenia (mild)	0	1 (1.9%)

AE: Adverse Event; SAE: Serious Adverse Event; TEAE: Treatment Emergent Adverse Event; TRAE: Treatment Related Adverse Event.

©2025 Kymera Therapeutics

KYMERA 36

Phase 1 Healthy Volunteer Data Surpass Target Product Profile (TPP) and Underscore Significant Potential of KT-621

Phase 1 HV Goals Exceeded

✓ **Potent Degradation**

- >90% STAT6 degradation in blood in all doses above 1.5 mg
- Complete STAT6 degradation achieved in both blood and skin in all doses ≥50 mg

✓ **Encouraging Th2 Biomarker Impact**

- Results in line or superior to published data for dupilumab, with strong TARC and Eotaxin-3 reductions

✓ **Excellent Tolerability**

- KT-621 was well-tolerated with a safety profile undifferentiated from placebo

Conclusions / Next Steps

- KT-621 profile surpasses Kymera's TPP with compelling preclinical profile human translation above expectations
- We believe the results derisk program and continue to validate KT-621's oral, biologics-like profile
- Proven biology of IL-4/IL-13 pathway, and clearly defined market development path, create a unique and compelling opportunity
- Study informs continued development, including ongoing Phase 1b in AD and upcoming Phase 2b studies in AD and Asthma



©2025 Kymera Therapeutics KYMERA 37

Thank You Q&A To ask a question, raise your virtual hand